CIGNA FUNDS GROUP
                        Small Cap Growth/TimesSquare Fund
        Supplement dated December 3, 2004 to Prospectus dated May 1, 2004

TimesSquare Capital Management, Inc. (TimesSquare Inc.) has completed the sale of its growth equity management business to TimesSquare Capital Management, LLC (TimesSquare LLC). TimesSquare LLC will continue the growth equity management business of TimesSquare Inc., focusing on small and mid cap growth equity securities.

The managing member of TimesSquare LLC is a subsidiary of Affiliated Managers Group, Inc. (AMG). AMG is an asset management holding company with equity investments in a variety of investment management firms. AMG owns a majority equity interest in TimesSquare LLC.

The remaining equity interests in TimesSquare LLC are owned by the Small Cap Growth Fund's portfolio managers, Grant Babyak and Yvette Bockstein, and the equity analysts and other personnel who were involved in TimesSquare, Inc.'s growth equity management business.

The Board of Trustees of CIGNA Funds Group has approved an interim investment advisory agreement with TimesSquare LLC pursuant to which TimesSquare LLC now serves as investment adviser to the Small Cap Growth Fund, responsible for management of the Fund's portfolio.

AMG has proposed to the Board of Trustees of CIGNA Funds Group that the Small Cap Growth Fund be merged into a newly formed fund whose investment adviser will be The Managers Funds LLC, a subsidiary of AMG. The merger will be subject to the approval of shareholders of the Small Cap Growth Fund. If shareholders approve the merger, we expect TimesSquare LLC will serve as the sub-adviser for the newly formed fund. As a result, we expect that the personnel involved in managing the new fund will be the same personnel currently managing the Small Cap Growth Fund's portfolio.

We currently anticipate that Small Cap Growth Fund shareholders will be presented with a merger proposal in the first quarter of 2005 and that, subject to shareholder approval, the merger will occur in the first quarter or early in the second quarter.